EXHIBIT 10i4


Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune") and The Chase Manhattan Bank, et al. in favor of each of the following persons, to the Trust Agreement and Amendments thereto constituting Exhibits 10i1, 10i2 and 10i3 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 1998
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                                             Name
                                             ----

                                         Thomas C. Hays
                                         Norman H. Wesley
                                         Dudley L. Bauerlein, Jr.
                                         Craig P. Omtvedt
                                         Mark A. Roche
                                         Robert J. Rukeyser